UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On June 3, 2020, Erin L. McSweeney was appointed to the Company’s Board of Directors. Ms. McSweeney joined the Board as an independent director. There is no arrangement or understanding between Ms. McSweeney and any other person pursuant to which such person was appointed as a director. Ms. McSweeney has been appointed to the Compensation Committee of the Board.

Pursuant to the Company’s non-management directors’ compensation programs, Ms. McSweeney will be entitled to receive: (i) annual cash compensation of $105,000, payable quarterly in arrears, for services rendered as a director and member of the Compensation Committee; (ii) upon such person’s appointment, a pro-rated share of the annual restricted stock unit award received by our non-management directors following the last annual general meeting; and (iii) an annual restricted stock unit award following each annual general meeting of shareholders having an aggregate fair market value of $185,000. The foregoing description of the Company’s non-management directors’ compensation program is qualified by reference to the description included in the definitive proxy statement for the Company’s 2019 Annual General Meeting, which was filed with the Securities and Exchange Commission on July 9, 2019.

The Company’s Constitution provides that, subject to the Singapore Companies Act, every director shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by such person in the execution and discharge of such person’s duties or in relation thereto. Our directors are covered by indemnification agreements with the Company and a wholly-owned subsidiary which provide for indemnification to the maximum extent permitted by applicable law. The Company has also obtained a policy of directors’ and officers’ liability insurance that will insure directors against the costs of defense, settlements and judgments in connection with proceedings in which our directors are involved by reason of having served as directors or agents of the Company.

On June 3, 2020, the Company issued a press release announcing the appointment of Ms. McSweeney, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
99.1	Press release, dated June 3, 2020, issued by Flex Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: June 3, 2020	By:	/s/ Christopher Collier
		Name:	Christopher Collier
		Title:	Chief Financial Officer

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